UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

 Securities Exchange Act of 1934

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[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-12

Q2Earth, Inc.

(Exact Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD FEBRUARY 7, 2020

Dear Stockholders:

You are cordially invited to a Special Meeting of Stockholders of Q2Earth, Inc., or the Special Meeting, which will be held at 350 East Las Olas Blvd., Suite 1750, Fort Lauderdale, Florida 33301, on February 7, 2020 at 10:00 A.M., local time.

We are holding the Special Meeting for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	To approve an amendment to our Certificate of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 to 300,000,000 shares.

2.	To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1:2 to 1:25, such exact ratio to be determined in the discretion of our board of directors.

3.	To adopt our Amended Omnibus Equity Incentive Plan.

4.	To authorize an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, Proposal 2, or Proposal 3.

5.	To transact any other business that may be properly brought before the Special Meeting or any continuation, adjournment or postponement thereof.

All of our stockholders of record as of December 30, 2019, are entitled to attend and vote at the Special Meeting and at any adjournment or postponement of the Special Meeting.

Stockholders can obtain a copy of our Annual Report on Form 10-K for the year ended December 31, 2018, and a copy of the Amended Omnibus Equity Incentive Plan as described in Proposal 3, on the following web site: www.proxyvote.com

On or about January 6, 2020, we first began mailing the Proxy Statement, Notice of Special Meeting of Stockholders, and Proxy Card to our Stockholders.

Our board of directors recommends that you vote FOR the amendment to our Certificate of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 to 300,000,000 shares as provided in Proposal 1; FOR the amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1:2 to 1:25, such ratio to be determined in the discretion of our board of directors, as provided in Proposal 2; FOR the adoption of our Amended Omnibus Equity Incentive Plan, as provided in Proposal 3; and FOR the authorization to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, Proposal 2, or Proposal 3.

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read this Proxy Statement and we urge you to submit your proxy (1) over the internet, (2) by telephone or (3) by mail. If you plan to attend the meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

By Order of the Board of Directors

Sincerely,

/s/ Kevin Bolin
Kevin Bolin
Chairman and Chief Executive Officer

Palm Beach, Florida

January 6, 2020

Your vote is important. Please vote your shares whether or not you plan to attend the meeting.

PROXY STATEMENT FOR THE

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 7, 2020

Our board of directors is soliciting proxies for use at a special meeting of stockholders of Q2Earth, Inc., or the Special Meeting, to be held on February 7, 2020 at 10:00 A.M., local time, at 350 East Las Olas Blvd., Suite 1750, Fort Lauderdale, Florida 33301. Q2Earth, Inc. is sometimes referred to herein as “we”, “us”, “our” or the “Company.”

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Special Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the Securities and Exchange Commission, or the SEC. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about the Proxy Statement or the Special Meeting, please see the response to the question entitled “Whom should I contact with other questions?” below.

Q:	What is the purpose of the Special Meeting?

A:	At the Special Meeting, our stockholders will be asked to consider and vote upon the matters described in this Proxy Statement and in the accompanying Notice of Special Meeting of Stockholders, and any other matters that properly come before the Special Meeting.

Q:	When and where will the Special Meeting be held?

A:	You are invited to attend the Special Meeting on February 7, 2020 at 10:00 A.M., local time. The Special Meeting will be held at 350 East Las Olas Blvd., Suite 1750, Fort Lauderdale, Florida 33301.

Q:	Why did I receive these proxy materials?

A:	We are making these proxy materials available in connection with the solicitation by our board of directors of proxies to be voted at the Special Meeting, and at any adjournment or postponement thereof. Your proxy is being solicited in connection with the Special Meeting because you owned our common stock at the close of business on December 30, 2019, which is the record date for the Special Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Special Meeting.

You are invited to attend the Special Meeting in person to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may vote your shares as described in the response to the question entitled “How can I vote my shares” below and as described elsewhere in this Proxy Statement.

We intend to begin mailing this Proxy Statement, the attached notice of Special Meeting and the enclosed proxy card on or about January 6, 2020 to all stockholders of record entitled to vote at the Special Meeting.

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible.

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on February 7, 2020.

Electronic copies of this proxy statement are available under the Investor Relations, Financial Information section of our website at www.q2earth.com.

Q:	What proposals will be voted on at the Special Meeting?

A:	The proposals to be voted on at the Special Meeting, and our board of directors’ voting recommendations with respect to each, are as follows:

Proposal		Board’s Voting Recommendation
1.	Increase in the authorized number of shares of our common stock from 100,000,000 to 300,000,000 shares (Proposal 1): The approval of an amendment to our Certificate of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 to 300,000,000 shares.	For

2.	Effect a reverse stock split of our common stock at a ratio in the range of 1:2 to 1:25, such ratio to be determined in the discretion of our board of directors (Proposal 2): The approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1:2 to 1:25, such ratio to be determined in the discretion of our board of directors.	For

3.	Adoption of the Amended Omnibus Equity Incentive Plan (Proposal 3): Adoption of the Amended Omnibus Equity Incentive Plan, as previously approved by our board of directors.	For

4.	Authorize an adjournment of the Special Meeting (Proposal 4): The authorization to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, Proposal 2, or Proposal 3.	For

We will also consider any other business that properly comes before the Special Meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, the persons named in the enclosed proxy card or voter instruction card will vote the shares they represent using their best judgment. Kevin Bolin and Christopher Nelson, the designated proxyholders, are members of our management.

Q:	Who may vote at the Special Meeting?

A:	If you owned our common stock on December 30, 2019, the record date for the Special Meeting, you may attend and vote at the Special Meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. On the record date, there were 51,997,460 shares of our common stock outstanding and entitled to vote at the Special Meeting.

Q:	What is the quorum requirement for the Special Meeting?

A:	We need a quorum of stockholders in order to hold our Special Meeting. A quorum exists when at least a majority of the outstanding shares of our common stock entitled to vote as of the record date, or 25,998,731 shares, are represented at the Special Meeting, either in person or by proxy (whether submitted by mailing proxy card, via telephone or the internet). If a quorum is not present, the Special Meeting will be adjourned until a quorum is obtained.

Q:	What vote is required to approve each proposal?

A:	Increase in the authorized number of shares of our common stock from 100,000,000 to 300,000,000 shares (Proposal 1): The approval of an amendment to our Certificate of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 to 300,000,000 shares requires the affirmative vote of a majority of the outstanding shares of our common stock.

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Effect a reverse stock split of our common stock at a ratio in the range of 1:2 to 1:25, such ratio to be determined in the discretion of our board of directors (Proposal 2): The approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1:2 to 1:25, such ratio to be determined in the discretion of our board of directors, requires the affirmative vote of a majority of the outstanding shares of our common stock.

Adoption of the Amended Omnibus Equity Incentive Plan (Proposal 3): Adoption of the Amended Omnibus Equity Incentive Plan requires the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Special Meeting and entitled to vote on such matter.

Authorize an adjournment of the Special Meeting (Proposal 4): The authorization to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, Proposal 2, or Proposal 3 requires the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Special Meeting and entitled to vote on such matter.

Q:	What is the difference between a “stockholder of record” and a “beneficial owner”?

A:	You are considered to be a stockholder of record if your shares were registered directly in your name with our transfer agent, Transfer Online, Inc. on the record date.

If, however, your shares are held in a brokerage account or by a bank or other agent, and not in your name, you are considered to be the beneficial owner of shares held in street name.

Q:	May I vote my shares in person at the Special Meeting?

A:	If you are the stockholder of record, you have the right to vote in person at the Special Meeting. When you arrive at the Special Meeting, you may request a ballot.

If you are the beneficial owner of shares held in street name, you are welcome to attend the Special Meeting, but you may not vote your shares in person at the Special Meeting unless you bring with you a proxy from the broker, bank or other agent that holds your shares, giving you the right to vote at the Special Meeting.

Admission to the Special Meeting will be on a first-come, first-served basis. You should be prepared to present government-issued photo identification for admittance, such as a passport or driver’s license. Please note that for security reasons, you and your bags may be subject to search prior to your admittance to the Special Meeting. If you do not comply with each of the foregoing requirements, you will not be admitted to the Special Meeting.

Q:	What happens if I do not give specific voting instructions?

A:	If you are a stockholder of record and you indicate when voting that you wish to vote as recommended by our board of directors, or if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares as recommended by our board of directors on all matters presented in this Proxy Statement, and as the proxy holders may determine in their discretion how to vote with respect to any other matters properly presented for a vote at the Special Meeting.

If you are a beneficial owner of shares held in street name and do not provide the entity that holds your shares with specific voting instructions, the entity that holds your shares may generally vote at its discretion on “routine” matters. However, if the entity that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter, it will be unable to vote your shares on that matter. This is generally referred to as a “broker non-vote.”

Q:	Which proposals in this Proxy Statement are considered “routine” or “non-routine” matters?

A:	All matters presented in this Proxy Statement are considered routine matters under applicable rules. As a result, a broker or other nominee may vote without instructions on any matter, so there will not be broker non-votes on Proposal 1, Proposal 2, Proposal 3, or Proposal 4.

Q:	What is the effect of abstentions?

A:	Shares held by persons attending the Special Meeting but not voting, and shares represented by proxies that reflect abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. Abstentions are treated as shares present in person or by proxy and entitled to vote. On all matters presented in this Proxy Statement, abstentions will have the same effect as an “against” vote.

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Q:	How can I vote my shares?

A:	For all matters presented in this Proxy Statement, you may vote “For” or “Against” or you may abstain from voting.

The procedures for voting are as follows:

Stockholder of Record

If you are a stockholder of record, you may vote in person at the Special Meeting or using the accompanying proxy card. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote in person if you have already voted by proxy. You may also vote over the telephone by calling 1-800-690-6903, or electronically using the internet at the website: www.proxyvote.com. If you would like to submit your proxy by telephone or internet, please refer to the specific instructions provided on the enclosed proxy card. If you receive more than one proxy card or voting instruction form, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card, or if you submit your proxy vote by telephone or internet, vote once for each proxy card or voting instruction form you receive.

●	To vote in person, come to the Special Meeting and you may request a ballot when you arrive.

●	To vote using the proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct. You may also vote online using the instructions provided on the proxy card.

Beneficial Owner

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply follow the instructions in the proxy card received from your broker, bank or other agent or complete, sign and return the proxy card (or vote online) to ensure that your vote is counted. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included in their materials, or contact your broker, bank or other agent to request a proxy form.

Q:	How may I revoke or change my vote after submitting my proxy?

A:	You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting.

Stockholder of Record

If you are a stockholder of record, you may revoke your proxy in one of the three following ways:

●	you may revoke your proxy and change your vote by submitting a later-dated proxy by telephone, internet or mail,;

●

you may send a written notice that you are revoking your proxy to Q2Earth, Inc., 420 Royal Palm Way, Suite 100, Palm Beach, Florida 33480, Attention: Christopher Nelson (such written notice, in order to be effective, must be received no later than February 6, 2020; or

●	you may attend the Special Meeting and vote in person (however, simply attending the Special Meeting will not, by itself, revoke your proxy or change your vote).

Your most current proxy card will be the one that is counted at the Special Meeting.

Beneficial Owner

If you are a beneficial owner of shares, you may revoke your proxy by following instructions provided by your broker, bank or other agent.

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Q:	What are the costs of soliciting these proxies?

A:	We will pay all of the costs of soliciting these proxies. Our directors, officers and other employees may solicit proxies in person or by telephone, fax or email, but will be paid no additional compensation for these services. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding the Company’s proxy materials to beneficial owners. We have not retained a proxy solicitor in conjunction with the Special Meeting, but may do so in the future at the discretion of our Board of Directors.

Q:	Where can I find voting results of the Special Meeting?

A:	In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Special Meeting, unless final results are not known at that time in which case preliminary voting results will be published within four business days of the Special Meeting and final voting results will be published once they are known by us.

Q:	When are stockholder proposals and director nominations due for next year’s annual meeting?

A:	To be considered at next year’s annual meeting, your proposal or nomination must be delivered to or mailed and received by our corporate secretary at our principal executive offices located at 420 Royal Palm Way, Suite 100, Palm Beach, Florida 33480 not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, before the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

Q:	Whom should I contact with other questions?

A:	If you have additional questions about this Proxy Statement or the Special Meeting, or if you would like additional copies of this Proxy Statement, please contact: Q2Earth, Inc., 420 Royal Palm Way, Suite 100, Palm Beach, Florida 33480, Attention: Christopher Nelson, Telephone: (561) 693-1423, or Email: cnelson@q2earth.com.

Stockholders can obtain a copy of our Annual Report on Form 10-K for the year ended December 31, 2018, as well as a copy of the Amended Omnibus Equity Incentive Plan, on the following web site: www.proxyvote.com

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PROPOSAL 1:	APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

Our board of directors is requesting stockholder approval of an amendment to our Certificate of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 shares to 300,000,000 shares.

The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. Adoption of the proposed amendment would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock, to the extent the additional common stock is ultimately issued. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment with the Secretary of State of the State of Delaware. The complete text of the Certificate of Amendment that would be filed with the Secretary of State of the State of Delaware is set forth in Appendix A to this Proxy Statement. However, the text of the Certificate of Amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our board of directors deems necessary and advisable to effect the proposed amendment of the Company’s Certificate of Incorporation.

In addition to the 51,997,460 shares of common stock outstanding on December 30, 2019, the record date, our board of directors has reserved 5,337,345 shares for issuance upon the exercise of outstanding warrants, 8,515,480 shares for issuance upon the exercise of outstanding stock options, and 7,650,000 shares for the issuance of outstanding convertible notes and convertible preferred stock not including shares of common stock issuable on the conversion of the Company’s convertible note bridge offering in the aggregate principal amount of $3,496,798 plus an additional $197,339 in uncapitalized interest as of September 30, 2019 (the “Bridge Offering”), for which we can currently estimate reserving an additional 41,045,973 shares based on a presently calculated conversion price of $0.09 per share). This means that, without giving effect to Proposal 2, we have 62,548,798 additional shares reserved for issuance, which is 12,548,798 greater than we currently have authorized.

Our board of directors desires to have the additional shares of common stock available to provide additional flexibility to use its capital stock for business and financial purposes in the future. In addition to being able to issue shares when any of these convertible securities are exercised, the additional shares may be used for various purposes without further stockholder approval. These purposes may include raising capital; establishing strategic relationships with other companies; expanding our business through the acquisition of other businesses or products; providing additional equity incentives to employees, officers or directors; and other purposes. If this proposal is not approved by our stockholders, capital-raising and acquisition alternatives for us may be limited by the lack of unissued and unreserved authorized shares of common stock, and stockholder value may be harmed by this limitation.

We are not in any formal discussions with potential acquisition targets at the current time, and no formal agreements exist which will require the issuance of additional common stock at the date of this proxy statement other than the convertible securities listed above. The Company is currently seeking funding from third parties that may be structured as equity issuances. Management will need the flexibility to issue common stock, warrants, or preferred stock convertible into common stock to funders that will provide the capital required to close any future growth opportunities, as well as provide other working capital to the Company. No such definitive agreement for growth opportunities or equity funding exists at this time.

In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and key personnel, and if this proposal is not approved by our stockholders, the lack of unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations or partnerships, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

The additional shares of common stock that would become available for issuance if this proposal were adopted could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in our management. For example, without further stockholder approval, our board of directors could adopt a “poison pill” which would, under certain circumstances related to an acquisition of shares not approved by our board of directors, give certain holders the right to acquire additional shares of common stock at a low price, or our board of directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor of the current board of directors. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt, nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Interests of Directors and Executive Officers

Our directors and executive officers do not have substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock or any other of our securities which may be convertible into Common Stock including stock options and convertible notes.

Vote Required

The affirmative vote of a majority of the outstanding shares of our common stock will be required to approve the amendment of our Certificate of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 shares to 300,000,000 shares.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE FOR THIS

PROPOSAL

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PROPOSAL 2:	APPROVAL OF REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

General

Our board of directors has adopted and is recommending that our stockholders approve proposed amendments to our Certificate of Incorporation, and thereby authorize our board of directors, within twelve months from the date of the Special Meeting, if in their judgment it is necessary, to select and file one such amendment to effect a reverse stock split of our outstanding shares of common stock. Holders of our common stock are being asked to approve the proposal that our Certificate of Incorporation be amended to effect a reverse stock split of our common stock at a ratio in the range of 1:2 to 1:25, such ratio to be determined in the discretion of our board of directors. Pursuant to the law of the State of Delaware, our state of incorporation, if our board of directors adopts any amendment to our Certificate of Incorporation (excluding certain non-material amendments such as a name change), the amendment must be submitted to our stockholders for their approval. The form of proposed amendments to our Certificate of Incorporation to effect the reverse stock split is attached as Appendix B to this Proxy Statement. However, the text of the proposed amendments is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our board of directors deems necessary and advisable to effect the proposed amendment of the Company’s Certificate of Incorporation.

By approving this proposal, stockholders will approve an amendment to our Certificate of Incorporation pursuant to which any whole number of outstanding shares between and including two and twenty-five would be combined into one share of our common stock, and authorize our board of directors to file such amendment, as determined by our board of directors in the manner described herein. Our board of directors believes that stockholder approval of an amendment granting our board of directors this discretion, rather than approval of a specified exchange ratio, provides our board of directors with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders. Our board of directors may effect only one reverse stock split as a result of this authorization. Our board of directors may also elect not to do any reverse split. Our board of directors’ decision as to whether and when to effect the reverse stock split will be based on a number of factors, including market conditions, existing and expected trading prices for our common stock, and the potential for an up-listing to a national securities exchange. Although our stockholders may approve the reverse stock split, we will not effect the reverse stock split if our board of directors does not deem it to be in the best interests of the Company and its stockholders. The reverse split will take effect, if at all, after it is approved by our stockholders holding a majority of the shares of our common stock outstanding, is deemed by the board of directors to be in the best interests of the Company and its stockholders, and after filing the Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware.

Background and Purpose

Our common stock is currently quoted on the over the counter (OTC) market. In order for our common stock to be listed on The Nasdaq Capital Market or NYSE Market, we must satisfy various listing standards established by Nasdaq or NYSE. Among other things, our common stock must have a minimum bid price of at least $4.00 per share for Nasdaq or $2.00 to $3.00 per share (depending on the applicable listing standard) for NYSE. If we are unable to meet The Nasdaq Capital Market or NYSE Market requirements, our common stock would not be able to be listed.

Our common stock, at its current price, may not appeal to brokerage firms that are reluctant to or cannot recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Institutional investors may be prohibited from purchasing lower priced stocks based on their internal policies or governing documents. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The reverse stock split could diminish many of these concerns.

Additionally, as the Company is pursuing strategic opportunities and funding, management believes it is in the best interest of the Company and all stockholders if it has the ability to efficiently effect a reverse stock split if so required by future partners or funding sources as a condition to closing. A higher share price could help generate interest in us among investors, and may make it easier to us to find financing. The Company does not currently have any agreements in place that will require a reverse split of its common stock.

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Material Effects of Proposed Reverse Split

The effect of the reverse split upon the market price for our common stock cannot be predicted, and the history of similar reverse stock splits for companies in like circumstances is varied. The market price per share of our common stock after the reverse split may not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the reverse split. The market price per post-reverse split share may not either exceed or remain in excess of the minimum bid price as required by Nasdaq or NYSE. The market price of our common stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The reverse split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company or proportionate voting power, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares. No fractional shares will be issued in connection with the reverse stock split. Instead, the Company will issue one full share of the post- reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process.

The principal effect of the reverse split will be that (i) the number of shares of common stock issued and outstanding will be reduced from 51,997,460 shares as of December 30, 2019, the record date, to a number of shares between and including one-half to one-twenty-fifth that amount, as the case may be based on the ratio for the reverse stock split as determined by our board of directors, (ii) all outstanding options and warrants entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise of their options, between and including one-half to one-twenty-fifth of the number of shares of common stock which such holders would have been able to purchase upon exercise of their options or warrants immediately preceding the reverse split at an exercise price equal to between and including two to twenty-five times the exercise price specified before the reverse split, resulting in the same aggregate price being required to be paid therefor upon exercise thereof immediately preceding the reverse split, as the case may be based on the ratio for the reverse stock split as determined by our board of directors, and (iii) the number of shares reserved for issuance pursuant to convertible securities will be reduced to between and including one-half to one-twenty-fifth.

The reverse split will not affect the par value of our common stock. As a result, on the effective date of the reverse split, the stated capital on our balance sheet attributable to the common stock will be reduced to between and including one-half to one-twenty-fifth of its present amount, as the case may be based on the ratio for the reverse stock split as determined by our board of directors, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be retroactively increased for each period because there will be fewer shares of our common stock outstanding.

The amendment will not change the terms of our common stock. The shares of new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock issued pursuant to the reverse split will remain fully paid and non-assessable. The reverse split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Because our authorized common stock will not be reduced by the reverse stock split, the overall effect will be an increase in authorized but unissued shares of common stock. These shares may be issued by our board of directors in its discretion. Any future issuances will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of common stock.

While our board of directors believes it advisable to authorize and approve the reverse stock split for the reasons set forth above, our board of directors is aware that the increase in the number of authorized but unissued shares of common stock may have a potential anti-takeover effect. Our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control the company. The reverse stock split is not being recommended by our board of directors as part of an anti-takeover strategy.

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Certain Effects of the Reverse Split

Stockholders should recognize that if the reverse split is effectuated they will own fewer shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the amendment divided by 2-to-25, as the case may be based on the ratio for the reverse stock split as determined by our board of directors). The reverse split will have no effect on the number of our currently authorized but unissued shares of common stock. While we expect that the reverse split will result in an increase in the market price of our common stock, the reverse split may not increase the market price of our common stock by a multiple equal to the exchange number or result in the permanent increase in the market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our common stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of the reverse split. Furthermore, the possibility exists that liquidity in the market for our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. The reverse stock split may result in some stockholders owning “odd-lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares. Consequently, the reverse split may not achieve the desired results that have been outlined above.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

If the reverse split is approved by our stockholders, the reverse stock split would become effective at such time as it is deemed by our board of directors to be in the best interests of the Company and its stockholders and we file the Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of Delaware. Even if the reverse stock split is approved by our stockholders, our board of directors has discretion not to carry out or to delay in carrying out the reverse stock split. Upon the filing of the amendment, all the old common stock will be converted into new common stock as set forth in the amendment.

As soon as practicable after the effective time of the reverse stock split, stockholders will be notified that the reverse split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the reverse stock split with instructions on how to exchange your shares. After you submit your completed transmittal letter, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the reverse split indicating the number of shares of common stock you hold.

Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the reverse stock split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our common stock for a statement of holding. When you submit your certificate representing the pre-split shares of our common stock, your post-split shares of our common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-split ownership interest.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the effective time of the reverse stock split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Instead, the Company will issue one full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. Each common stockholder will hold the same percentage of the outstanding common stock immediately following the reverse split as that stockholder did immediately prior to the reverse split, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

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Criteria to be used for Decision to Apply the Reverse Stock Split

In the event that approval for the reverse stock split is obtained, our board of directors will be authorized to proceed with the reverse split. In determining which ratio to implement, if any, following receipt of stockholder approval, our Board may consider, among other things, various factors such as:

●	the historical trading price and trading volume of our common stock;

●	the then prevailing trading price and trading volume of our common stock and the expected impact of the reverse stock split on the trading market for our common stock;

●	the least administrative cost to us;

●	the requirements or necessities of any acquisition or funding transaction;

●	the ability to satisfy the minimum bid price to list the Company’s common stock on the Nasdaq Stock Market or the NYSE; and

●	prevailing general market and economic conditions.

No Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to our proposed amendment to our Certificate of Incorporation to effect the reverse split and we will not independently provide our stockholders with any such right.

Federal Income Tax Consequences of the Reverse Split

The following summary of the federal income tax consequences of the reverse stock split is based on current law, including the Internal Revenue Code of 1986, as amended, and is for general information only. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder, and the discussion below may not address all the tax consequences for a particular stockholder. For example, foreign, state and local tax consequences are not discussed below. Accordingly, each stockholder should consult his or her tax adviser to determine the particular tax consequences to him or her of a reverse stock split, including the application and effect of federal, state, local and/or foreign income tax and other laws.

Generally, a reverse stock split will not result in the recognition of gain or loss for federal income tax purposes. The adjusted basis of the new shares of common stock will be the same as the adjusted basis of the common stock exchanged for such new shares. The holding period of the new, post-reverse split shares of the common stock resulting from implementation of the reverse stock split will include the stockholder’s respective holding periods for the pre-reverse split shares.

No Effect on Authorized Preferred Stock

Pursuant to our Certificate of Incorporation, our capital stock currently consists of a total of 105,000,000 authorized shares, of which 100,000,000 shares, par value $0.0001 per share, are designated as Common Stock, and 5,000,000 shares, par value $0.001 per share, are designated Preferred Stock, not considering the approval of Proposal 1 to increase the number of authorized common shares to 300,000,000. The proposed reverse stock split would not impact the total authorized number of shares of preferred stock or the par value of the preferred stock.

Interests of Directors and Executive Officers

Our directors and executive officers do not have substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock or any other of our securities.

Vote Required

The affirmative vote of a majority of the outstanding shares of our common stock will be required to approve the amendment of our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1:2 to 1:25, such ratio to be determined in the discretion of our board of directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE FOR THIS

PROPOSAL

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PROPOSAL 3: ADOPTION OF THE AMENDED OMNIBUS EQUITY INCENTIVE PLAN

General

Equity-based compensation is an integral component of our overall compensation program. Our Board believes that our use of equity-based compensation is a significant factor in our ability to recruit, retain and motivate our employees and enhance stockholder value. A robust incentive plan will allow us to use equity-based compensation as a meaningful component of our compensation programs. Without our incentive plan, our ability to attract and retain executive talent may compromise our ability to drive stockholder value creation. Accordingly, on February 25, 2016, the Board adopted the Omnibus Incentive Plan (the “Omnibus Plan”). The Omnibus Plan was not adopted subsequently by the stockholders.

On August 25, 2017, the Board approved an amendment to the Omnibus Plan to provide additional shares to be issued thereunder as well as certain other changes set forth below, and approved that the Omnibus Plan as amended be submitted to the Company’s stockholders for adoption. The amended Omnibus Plan has been approved by the Board and equity-based compensation may be issued under it at the current time. Failure of the stockholders to adopt the amended Omnibus Plan will only act to limit the Company from issuing Incentive Stock Options to officers, directors and employees, which have certain beneficial tax consequences for the recipient (see below). Regardless of stockholder approval, the Company may still issue non-qualified options and other equity-based compensation under the amended Omnibus Plan.

A copy of the Omnibus Plan, as further described below, can be found at: www.proxyvote.com.

Importance of Equity-Based Compensation to the Company

The Omnibus Plan as amended, will allow us to continue to motivate employees via awards of equity-based compensation. As of December 30, 2019, the record date, we had 5,700,000 shares granted as options under the Omnibus Plan (not including an additional 2,815,480 options issued under previous stock option plans), and 4,300,000 shares available for grant under the Omnibus Plan. The number of shares authorized and eligible for issuance is expected to automatically increase as of January 1, 2020, per the terms of the plan outlined below.

For the following reasons, among others, we believe that the ability to make further equity awards as a meaningful component of our compensation programs is critically important for our continued success.

●	Alignment with Stockholder Interests. Our ability to use equity-based compensation gives us the most effective means to align the interests of employees with those of our stockholders, because equity-based compensation directly links the employee’s compensation to an increase in the value of our Common Stock.

●	Attraction and Retention. Our ability to use equity-based compensation is vital for us to attract and retain executive, and technical talent and other key employees. In particular, the market for talent is extremely competitive in our industry and, in general, equity-based compensation is a significant element of the compensation of our employees. As such, equity awards are crucial to supporting our philosophy of targeting competitive compensation when compared to our peer group and other applicable benchmarks.

●	Motivation. Our ability to use equity-based compensation is fundamental to our ability to motivate our employees to achieve our financial and strategic objectives.

Highlights of the Omnibus Plan

The Omnibus Plan authorizes us to provide equity-based compensation in the form of stock options, SARs, restricted stock, restricted stock units, and performance units. Some of the key features of the Omnibus Plan that reflect the Company’s commitment to effective management of incentive compensation are as follows:

●	Limitations on Individual Grants. The Omnibus Plan contains the grant limitations described under “—Summary of the Omnibus Plan—Limits on Grants Under the Omnibus Plan” below.

●	No In-the-Money Stock Option or SAR Grants. The Omnibus Plan prohibits the grant of stock options or SARs with an exercise or base price that is less than the fair market value of our Common Stock on the date of grant.

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●	Section 162(m) Qualification. The Omnibus Plan is designed to allow awards made under the Omnibus Plan to qualify as performance-based compensation under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code, as amended (the “Internal Revenue Code”). This is the provision which would be affected should our shareholders fail to vote for the adoption of the Omnibus Plan.

●	Independent Administration. The Compensation Committee administers the Omnibus Plan as amended.

We anticipate that our equity-based compensation program will primarily utilize a combination of stock options and restricted stock units, including restricted stock units with performance-based vesting. Awards made in connection with the initial entry into an employment agreement or an amendment to that agreement are expected to generally vest over an agreed term, subject to continued service or the achievement of one or more performance metrics. However, the Compensation Committee will use its judgment to determine the appropriate amount and form of equity-based compensation necessary to recruit, retain and motivate our employees and, as such, may modify our granting practices from time to time.

Equity Dilution

As of December 30, 2019, the record date, there were 5,700,000 shares subject to awards outstanding under the Omnibus Plan, and based on the Board-approved amendment, an additional 4,300,000 available and remaining to be awarded.

The following table illustrates the maximum number of shares of our Common Stock that could be available for issuance under the Omnibus Plan and the resulting equity dilution rate (as measured by the stock available as a percentage of the shares of our Common Stock outstanding).

(Numbers as of November 11, 2019)	Total Shares	Dilution Rate (1)
Existing equity awards outstanding under the Omnibus Plan	5,700,000	11.0%

Total Omnibus Plan shares available for grant (2)	4,300,000	8.3%

Shares of our Common Stock outstanding	51,997,460

(1)	Dilution rate determined based upon the total shares shown as a percent of shares of our Common Stock outstanding inclusive of the options.

(2)	The Omnibus Plan, as amended, provides for an automatic increase in the number of shares available for issuance on the first day of the new fiscal year equal to 5% of the total issued and outstanding common stock outstanding on a fully-diluted basis on the last day of the immediately preceding fiscal year. The Board did not approve this automatic increase for the years ended December 31, 2018 and 2019, and therefore, despite the automatic increase provided in the Plan, the Company has kept the total number of shares available at 10 million.

Requested Shares

There are 4,300,000 shares of our Common Stock available for issuance under the Omnibus Plan, as amended. The number of stocks available for issuance under the amended Omnibus Plan was recommended by our Compensation Committee based on careful consideration of the equity compensation needs of the Company, and the potential dilution to our stockholders that would result from their approval of the amended Omnibus Plan. Each year, the number of shares available to be issued on the Omnibus Plan, as amended, will be increased by 5% of the total issued and outstanding common shares outstanding on a fully diluted basis as of December 31 of the previous fiscal year (the “Evergreen Provision”). The Board did not approve this automatic increase for the years ended December 31, 2018 and 2019.

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Executive Compensation

The following table sets forth the aggregate compensation paid by us for services rendered during last two fiscal years ended December 31, 2017 and 2018.

Summary Executive Compensation Table

Name and Principal Position	Year	Salary ($) (a)	Bonus ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Nonqualified Deferred Compensation ($) (f)	All Other Compensation ($) (g)	Total Earnings ($) (h)

Kevin Bolin,	2018	202,085	0	0	0	0	0	18,000	220,085
Chairman & CEO	2017	118,500	0	0	0	0	0	0	118,500

Christopher Nelson,	2018	161,665	0	0	0	0	0	18,000	179,665
President & GC	2017	96,000	0	0	0	0	0	0	96,000

(a)	Salaries include those amounts paid and accrued as an expense on the books of the Company.

(c)(d)	Stock and Option Awards are calculated based on the face value of awards as of the date of grant.

(g)	All Other Compensation is comprised of cash paid directly to the executive for healthcare costs.

Director Compensation in the Last Full Fiscal Year

The Company did not provide any cash compensation to its outside directors in 2018. All three independent directors received a grant of 400,000 stock options in 2018. Directors are reimbursed for reasonable travel expenses incurred in connection with meetings of the Board of Directors, but no such expenses were incurred in 2018. The following table excludes fees paid to the two executive directors, Messrs. Bolin and Nelson, for their services in their respective officer capacities.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Kevin Bolin	-	-	-	(1)	-	-	-
Scott Whitney	-	-	16,110	(2)	-	-	-	$16,110
Joel Mayersohn	-	-	16,110	(3)	-	-	-	$16,110
Tristan Peitz	-	-	16,110	(4)	-	-	-	$16,110
Christopher Nelson	-	-	-	(5)	-	-	-

(1) For Mr. Bolin, the aggregate number of option awards outstanding at fiscal year end were 2,200,000.

(2) For Mr. Whitney, the aggregate number of option awards outstanding at fiscal year end were 1,000,000.

(3) For Mr. Mayersohn, the aggregate number of option awards outstanding at fiscal year end were 946,000.

(4) For Mr. Peitz, the aggregate number of option awards outstanding at fiscal year end were 600,000.

(5) For Mr. Nelson, the aggregate number of option awards outstanding at fiscal year end were 285,000.

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Outstanding Option and Stock Awards For Named Executive Officers as of December 31, 2018

Option Awards							Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)		Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Vested Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Kevin Bolin	400,000	-	-	$0.10	2/29/26	*
Chairman & CEO	1,800,000	-	-	$0.10	12/28/26	*	-	-	-	-

Christopher Nelson,	255,000	-	-	$0.10	7/30/24		-	-	-	-
President	60,000		-	$0.10	11/17/25		-	-	-	-

* The term of Mr. Bolin’s options was extended from five to ten years in 2018.

New Benefits Plan

The following table sets forth the incentive awards that were awarded to the listed individuals and groups under the Omnibus Plan during fiscal year 2018. The table does not set forth options or other incentive awards that could be granted in the future under the Omnibus Plan, because they are not determinable at this time.

Name and Position	Restricted Stock	Stock Awards	Option Awards	Total Units	Total Value ($)
Scott Whitney, Director	-	-	400,000	400,000	$16,110
Joel Mayersohn, Director	-	-	400,000	400,000	$16,110
Tristan Peitz, Director	-	-	400,000	400,000	$16,110
Benjamin Verschuere, Board Observer	-	-	400,000	400,000	$16,110
Executive Officers as a Group	-	-	-	-	-
Non-Executive Director Group	-	-	1,200,000	1,200,000	$48,330
Non-Executive Officer Employee Group	-	-	400,000	-	$16,110

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Summary of the Omnibus Plan

The following summary of the principal terms and provisions of the Omnibus Plan is qualified in its entirety by the terms of the Omnibus Plan, which is included on our website (www.q2earth.com) and incorporated herein by reference.

Stocks Available for Awards

There are 10 million shares of our Common Stock available for issuance under the Omnibus Plan as amended, of which 5,700,000 have already been issued. The number of shares available for issuance under the amended Omnibus Plan will be adjusted in the event of stock splits, stock dividends, the issuance of rights and certain other events (see “—Adjustments” below). As noted above, in addition, the number of shares reserved for issuance under the Omnibus Plan will be further increased from time to time by the Omnibus Plan’s Evergreen Provision, although there has been no increase under this provision to date.

Under the Omnibus Plan:

●	shares relating to awards that expire, or are forfeited, terminated or cancelled, without the issuance of shares, awards that are settled in cash in lieu of shares and awards that are exchanged, with the Compensation Committee’s permission, prior to the issuance of shares of our Common Stock, for awards not involving our Common Stock, will again be available for issuance or transfer under the Omnibus Plan; and

●	if the exercise price of any stock option is, or the tax withholding requirements with respect to any award are, satisfied by withholding shares otherwise then deliverable in respect of the award or the actual or constructive transfer to us of shares already owned, a number of shares equal to the withheld or transferred shares will again be available for issuance or transfer under the Omnibus Plan.

The closing price of our Common Stock on December 27, 2019, was [$0.__].

Limits on Grants under the Amended Omnibus Plan

The Omnibus Plan, as amended, contains the following aggregate and individual annual grant limitations:

●	Limits on Stock Options and SARs. The number of shares issuable or transferable in respect of stock options or SARs granted to any one participant in a single fiscal year may not exceed 1,000,000 in the aggregate; provided in connection with initial service, the limit is 3,000,000 in its aggregate;

●	Limits on Restricted Shares and Restricted Share Units. The number of restricted shares granted to any one participant in a single fiscal year may not exceed 1,000,000 in the aggregate; provided in connection with the initial service, the limit is 3,000,000 in its aggregate;

●	Limits on Performance Shares; Limits on Performance Units. The number of performance shares performance units granted to any one participant in a single fiscal year may not exceed 1,000,000 in the aggregate; provided in connection with the initial service, the limit is 3,000,000 in its aggregate.

Eligibility

Directors, officers and other employees of, and consultants to the Company and our subsidiaries are eligible to participate in the Omnibus Plan. Incentive stock options may only be granted to employees, officers and directors.

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Types of Awards Authorized

The Omnibus Plan provides for the granting of stock options, SARs (both freestanding SARs and SARs granted in tandem with stock options), restricted stocks, restricted stock units, performance stocks, performance units, and custom awards. Awards granted under the amended Omnibus Plan will be granted upon whatever terms are approved by the Compensation Committee and set forth in an award agreement or other evidence of an award, provided that (a) the exercise price per share of stock options, and the price per share of freestanding SARs, granted under the Omnibus Plan will be not less than the “market value per share” (defined as (i) the closing price per share of our Common Stock as reported on the principal securities exchange, association or quotation system on which the Common Stock is then listed or quoted or (ii) if clause (i) does not apply, the fair market value of a stock of Common Stock as determined by the Compensation Committee), and (b) no stock option or freestanding SAR granted under the Omnibus Plan may be exercised more than 10 years from the date of grant. An award will contain those terms and provisions, consistent with the Omnibus Plan, which the Compensation Committee approves, including provisions for the acceleration of vesting or the lapse, expiration or termination of restrictions or other conditions upon the occurrence of certain events, including change of control events. Restricted stocks, restricted stock units and performance stocks may, but are not required to, receive dividend equivalents, on a current, deferred or contingent basis.

Administration and Amendments

The Omnibus Plan is administered by the Compensation Committee. The Compensation Committee has sole discretion to interpret any provision of the Omnibus Plan or an award thereunder, make any determination necessary or advisable for the administration of the Omnibus Plan and awards thereunder, and waive any condition or right of the Company under an award or discontinue or terminate an award. Further, any decision or determination made by the Compensation Committee with respect to the Omnibus Plan or an award thereunder will be made by the Compensation Committee in its sole and absolute discretion, subject to the terms of the Omnibus Plan. The interpretation and construction by the Compensation Committee of any provision of the Omnibus Plan or of any award, and any determination by the Compensation Committee pursuant to any provision of the Omnibus Plan or of any award, will be final and conclusive. In the instance the Company does not have a Compensation Committee, the Board of Directors will administer the Omnibus Plan and have all the of powers and responsibilities set forth above.

Change of Control

Awards under the Omnibus Plan may provide that, upon a change of control of the Company each outstanding award will be treated as the Compensation Committee determines. All awards are not required to be treated similarly in the event of a change of control.

Transferability

Unless otherwise permitted by the Compensation Committee, (1) no award or other derivative security granted under the Omnibus Plan is transferable by a participant except, upon death, by will or the laws of descent and distribution and (2) are exercisable during the participant’s lifetime only to the participant.

Adjustments

The number of shares authorized under the Omnibus Plan, the number of, and, if applicable, amounts payable for, shares subject to outstanding awards and the various limits contained in the Omnibus Plan will be adjusted in the event of stock dividends, extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, split-offs, spin-outs, split-ups, reorganizations, liquidations, issuances of rights, and similar events. In the event of any such transaction or event, the Compensation Committee will make or provide for such adjustments in the number or kind of class of stock available under the Omnibus Plan and the other limitations contained in the Omnibus Plan as is appropriate to reflect any transaction or event described above.

Termination

No award will be made under the Omnibus Plan after June 30, 2026, but all awards made on or prior to that date will continue in effect thereafter subject to the terms of those awards and of the Omnibus Plan.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plan Information.

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Plan Category	Number of Securities to be issued upon exercise of outstanding options, stock appreciation rights and common stock awards*	Weighted-average exercise price of outstanding options, stock appreciation rights and common stock awards	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	None	None	None
Equity compensation plans not approved by security holders	8,515,480	0.10	3,850,000
Total	8,515,480	0.10	3,850,000

*  All securities in this table are issued under the Company’s 2014 Founder’s Stock Option Plan, 2014 Employee Stock Option Plan, and the 2016 Omnibus Plan, as amended. All securities are common stock options. All options and other securities remaining available under equity compensation plans are from the 2016 Omnibus Plan, as amended. There are no warrants or other securities issued under these plans.

Federal Income Tax Consequences

The following discussion of the principal U.S. federal income tax consequences with respect to awards under the Omnibus Plan is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following discussion is designed to provide a general understanding of the federal income tax consequences, but not to provide you with the specific tax consequences to you with respect to your awards. Further, state, local and other tax consequences are not addressed below, nor is the Medicare tax on net investment income. This discussion assumes that awards granted under the Omnibus Plan are exempt from, or comply with, the provisions of Section 409A of the Internal Revenue Code. This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S. The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary.

Non-Qualified Stock Options

In general, no income will be recognized by a participant at the time a non-qualified stock option is granted. At the time of exercise of a non-qualified stock option, ordinary income will be recognized by the participant in an amount equal to the difference between the exercise price paid for the stocks and the fair market value of the stocks, if unrestricted, on the date of exercise. At the time of sale of stocks acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the stocks after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the stocks have been held.

Incentive Stock Options

No income generally will be recognized by a participant upon the grant or exercise of an ISO. The exercise of an ISO, however, may result in alternative minimum tax liability. If stocks are issued to the participant pursuant to the exercise of an ISO and no disqualifying disposition of those stocks is made by the participant within two years after the date of grant or within one year after the transfer of those stocks to the participant, then upon sale of those stocks any amount realized in excess of the exercise price will be taxed to the participant as a capital gain and any loss sustained will be a capital loss. If stocks acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the participant generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of those stocks at the time of exercise (or, if less, the amount realized on the disposition of those stocks if a sale or exchange) over the exercise price paid for the stocks. Any further gain (or loss) realized by the participant generally will be taxed as capital gain (or loss).

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Stock Appreciation Rights

Generally, no income will be recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted stocks received on the exercise.

Restricted Shares

A recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the participant for the restricted shares) at the time the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code. However, a recipient who makes an election under Section 83(b) of the Internal Revenue Code within 30 days of the date of grant of the shares will have taxable ordinary income on the date of grant of the shares equal to the excess of the fair market value of the shares (determined without regard to the restrictions) over the purchase price, if any, of the restricted shares. Also if a Section 83(b) is made, then the holder is not taxed at the time of vesting but only at the time of disposition, and the tax will be assessed at the applicable capital gains rate, not the ordinary income rate. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

Restricted Share Units

No income generally will be recognized upon the award of restricted stock units. The recipient of a restricted stock unit award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares on the date that the shares are transferred to the participant under the award (reduced by any amount paid by the participant for the restricted stock units).

Performance Shares and Performance Units

No income generally will be recognized upon the grant of performance shares or performance units. Upon payment in respect of the vesting or payment in respect of performance shares or performance units, as the case may be, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of any cash received and the fair market value of any unrestricted shares received.

Tax Consequences to the Company or Subsidiary

To the extent that a participant recognizes ordinary income in the circumstances described above, we or the subsidiary of ours for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the amount of compensation is reasonable within the meaning of the federal tax principles, is an ordinary and necessary business expense, and is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code. Further, any such deduction with respect to compensation paid to “covered employees” within the meaning of Section 162(m) (generally, the chief executive officer and the three other highest paid officers other than the chief financial officer) is subject to limitation thereunder unless that compensation is qualified performance-based compensation.

Section 409A of the Internal Revenue Code

To the extent that any award granted under the Omnibus Plan constitutes a deferral of compensation within the meaning of Section 409A of the Internal Revenue Code, the Compensation Committee intends to cause the award to comply with the requirements of Section 409A. If an award does not comply with the requirements of Section 409A, penalty taxes and interest may be imposed on the participant receiving the award.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Special Meeting is required for the approval of Proposal 3.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE FOR THIS

PROPOSAL

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PROPOSAL 4:	AUTHORIZATION TO ADJOURN THE SPECIAL MEETING

General

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1, Proposal 2, or Proposal 3, our proxy holders may move to adjourn the Special Meeting at that time in order to enable our board of directors to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve Proposal 1, Proposal 2, or Proposal 3. If our stockholders approve this proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1, Proposal 2 or Proposal 3, we could adjourn the Special Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Special Meeting and entitled to vote on such matter.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE FOR THIS

PROPOSAL

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of December 30, 2019, the record date, by:

●	each person, or group of affiliated persons, whom we know to beneficially own more than 5% of our common stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before February 28, 2019 which is 60 days after December 30, 2019. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. The percentages are based on 51,997,460 shares outstanding as of December 30, 2019.

Except as otherwise noted below, the address for persons listed in the table is c/o Q2Earth, Inc., 420 Royal Palm Way, Suite 100, Palm Beach, Florida 33480.

Name of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Kevin Bolin (1)	12,200,000	22.5%
Christopher Nelson (2)	6,822,200	13.0%
Joel Mayersohn (3)	1,031,842	2.0%
Scott Whitney (4)	1,200,000	2.3%
Tristan Peitz (5)	800,000	1.5%
All Officers and Directors	22,054,043	40.0%

* Under 1%

(1)	Mr. Bolin’s holdings include 2,200,000 vested stock options and 10,000,000 shares subject to forfeiture (see below).

(2)	Mr. Nelson’s holdings include 285,000 vested stock options and 5,000,000 shares subject to forfeiture (see below).

(3)	Mr. Mayersohn’s holdings include 946,000 vested stock options.

(4)	Mr. Whitney’s holdings are all vested stock options

(5)	Mr. Peitz’s holdings are all vested stock options.

None of our officers and directors own any preferred stock or other classes of securities other than common stock and common stock options. Currently, to our knowledge there are no other shareholders that hold 5% or more of the total outstanding common stock of the Company.

20

Forfeiture of Executive Shares

In December 2016, the Board of Directors approved for Mr. Bolin, our CEO, 10,000,000 shares of common stock, and for Mr. Nelson, our President, 5,000,000 shares of common stock, both as compensation and both subject to forfeiture provisions. These shares were not actually issued until February 2017. To fully earn their shares, the Company must complete at least $3 million in funding and complete its first strategic acquisition. The Compensation Committee of the Board of Directors has the authority to interpret and apply in their best business judgement these stated milestones. If these individuals do not fulfill their commitments and performance goals, the Board of Directors may in its full discretion terminate the shares and retire them to treasury. Until such time, however, the shareholders may exercise all rights of voting and otherwise afforded to the common stock of the Company.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are based on expectations, estimates and projections as of the date of this Proxy Statement. These forward-looking statements include but are not limited to statements and information concerning statements regarding:

●	our consummation of the reverse stock split and authorized share increase, as well as the timing of such transactions;

●	the intended benefits of the reverse stock split, including that the reverse stock split is in the best interests of the Company’s stockholders, is expected to result in an increase to the per share trading price of our Common Stock, and is expected to make such Common Stock more attractive to a broader range of institutional and other investors;

●	the potential dilution of current stockholders of the Company if the reverse stock split or the authorized share increase is approved and the Company issues shares of Common Stock upon conversion of its outstanding convertible securities and the Preferred Stock;

●	the market’s near and long term reaction to the reverse stock split and authorized share increase; and

●	statements regarding our intention to engage in future equity transactions, each as further provided and described below.

Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often but not always using phrases such as “expects” or “does not expect,” “is expected,” “anticipates” or “does not anticipate,” “plans,” “budget,” “scheduled,” “forecasts,” “estimates,” “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may,” “could,” “would,” “might” or “will” be taken, will occur or be achieved) are not statements of historical fact and may be forward-looking statements and are intended to identify forward-looking statements.

These forward-looking statements are based on the beliefs of the management of the Company as well as on assumptions that such management believes to be reasonable, based on information currently available at the time such statements were made. However, there can be no assurance that forward-looking statements will prove to be accurate. Such assumptions and factors include, among other things, the anticipated benefits and risks of the reverse stock split, as further provided and described below.

By their nature, forward-looking statements are based on assumptions and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are subject to a variety of risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation:

●	difficulties, delays, unanticipated costs or our inability to consummate the reverse stock split and authorized share increase on the expected terms and conditions or timeline;

21

●	difficulties, delays or the inability to increase the per share trading price of our Common Stock as a result of the reverse stock split, including future decreases in the price of our Common Stock due to, among other things, the issuance of shares of Common Stock upon the conversion of our outstanding preferred stock and convertible securities causing dilution of the Common Stock, the announcement of the reverse stock split and authorized share increase or our inability to make our Common Stock more attractive to a broader range of institutional or other investors, as a result of, among other things, investors viewing the reverse stock split and authorized share increase negatively or due to future financial results, market conditions, the market perception of our business, our inability to realize anticipated cost reductions or other factors adversely affecting the market price of our Common Stock, notwithstanding the reverse stock split and authorized share increase or otherwise;

●	unanticipated negative reactions to the reverse stock split and authorized share increase or unanticipated circumstances or results that could negatively affect interest in our Common Stock by the investment community; or

●	general business, economic, competitive, political, regulatory and social uncertainties; risks related to competition; risks related to factors beyond the control of the Company; the global economic climate; the execution of strategic growth plans; insurance risks; and litigation.

This list is not exhaustive of the factors that may affect any of the forward-looking statements of the Company. Forward-looking statements are statements about the future and are inherently uncertain. Actual results could differ materially from those projected in the forward-looking statements as a result of the matters set out in this Proxy Statement generally and certain economic and business factors, some of which may be beyond the control of the Company. Some of the important risks and uncertainties that could affect forward-looking statements are described further under the proposals contained in this Proxy Statement. The Company does not intend, and does not assume, any obligation to update any forward-looking statements, other than as required by applicable law. For all of these reasons, Company stockholders should not place undue reliance on forward-looking statements.

ANNUAL REPORT

Any person who was a beneficial owner of our common stock on the record date may request a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and it will be furnished without charge upon receipt of a written request identifying the person so requesting an Annual Report as a stockholder of the Company at such date. Requests should be directed in writing to Q2Earth, Inc., 420 Royal Palm Way, Suite 100, Palm Beach, Florida 33480, Attention: Christopher Nelson, or by telephone to (561) 693-1423 or email: cnelson@q2earth.com. Alternatively, stockholders may view our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 on the website: www.proxyvote.com.

STOCKHOLDERS SHARING THE SAME ADDRESS

SEC rules permit companies, brokers, banks or other agents to deliver a single copy of a proxy statement and annual report to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other agent and have consented to householding will receive only one copy of our proxy statement and annual report.

If you would like to opt out of this practice for future mailings and receive separate proxy statements and annual reports for each stockholder sharing the same address, please contact your broker, bank or other agent. You may also obtain a separate proxy statement or annual report without charge by contacting us at Q2Earth, Inc., 420 Royal Palm Way, Suite 100, Palm Beach, Florida 33480, Attention: Christopher Nelson, or by telephone to (561) 693-1423 or email: cnelson@q2earth.com. We will promptly send additional copies of the proxy statement or annual report.

Stockholders sharing an address that are receiving multiple copies of the proxy statement or annual report can request delivery of a single copy of the proxy statement or annual report by contacting their broker, bank or other intermediary or by contacting us as indicated above.

22

OTHER MATTERS

We do not know of any business other than that described in this Proxy Statement that will be presented for consideration or action by the stockholders at the Special Meeting. If, however, any other business is properly brought before the Special Meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

By Order of the Board of Directors

Sincerely,

/s/ Kevin Bolin
Kevin Bolin
Chairman and Chief Executive Officer
Palm Beach, Florida
January 6, 2020

23

APPENDIX A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

Q2EARTH, INC.

Q2Earth, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The name of this corporation is Q2Earth, Inc. and the date on which the Certificate of Incorporation of this corporation was originally filed with the Secretary of State of the State of Delaware was August 26, 2004.

SECOND: The Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) is hereby amended as follows:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue shall be Three Hundred Five Million (305,000,000) shares, of which Three Hundred Million (300,000,000) shares shall be common stock, par value $0.0001 per share (the “Common Stock”) and Five Million (5,000,000) shares shall be preferred stock, par value $0.0001 per share (the “Preferred Stock”). All of the shares of Common Stock shall be of one class.

The shares of Preferred Stock shall be undesignated Preferred Stock and may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issuance and duly adopted by the Board of Directors of the Corporation, authority to do so being hereby expressly vested in the Corporation’s Board of Directors. The Board of Directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors of the Corporation, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

The Corporation shall not issue any non-voting equity securities to the extent prohibited by Section 1123(a)(6) of Title 11 of the United States Code (the “Bankruptcy Code”) as the same is in effect on the date of the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware; provided, however, that this provision of Article IV will have no further force and effect beyond that required under Section 1123(a)(6) of the Bankruptcy Code, (ii) will have such further force and effect, if any, only for so long as Section 1123(a)(6) of the Bankruptcy Code is in effect and applicable to the Corporation, and (iii) in all events may be amended or eliminated in accordance with such applicable law as from time to time may be in effect.

The authority of the Board of Directors of the Corporation with respect to each such class or series of Preferred Stock shall include, without limitation of the foregoing, the right to determine and fix:

●	the distinctive designation of such class or series and the number of shares to constitute such class or series;

●	the rate at which dividends on the shares of such class or series shall be declared and paid or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

●	the right or obligation, if any, of the Corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

●	the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

24

●	the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

●	the obligation, if any, of the Corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligations;

●	voting rights, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock;

●	limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

●	such other preferences, powers, qualifications, special or relative rights and privileges thereof as the Board of Directors of the Corporation, acting in accordance with this Certificate of Incorporation, may deem advisable and are not inconsistent with the law and the provisions of this Certificate of Incorporation.

THIRD: The foregoing amendment to the Certificate of Incorporation was duly approved by the board of directors of the Company (the “Board”).

FOURTH: Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Sections 228 and 242 of the DGCL.

FIFTH: This amendment to the Certificate of Incorporation shall be effective on and as of the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, Q2Earth, Inc. has caused this Certificate of Amendment to be executed by its Chairman and CEO as of [_____________], 2020.

By:
Kevin Bolin
Chairman and CEO

25

APPENDIX B

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

Q2EARTH, INC.

Q2Earth, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The name of this corporation is Q2Earth, Inc. and the date on which the Certificate of Incorporation of this corporation was originally filed with the Secretary of State of the State of Delaware was August 26, 2004.

SECOND: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended (the “Certificate of Incorporation”), so that effective upon the filing of this Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, every [__________] shares of the Company’s Common Stock (the “Common Stock”) issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Split”) and without increasing or decreasing the authorized number of shares of Common Stock or the Company’s Preferred Stock; provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Split, and instead, the Company shall issue one full share of post-Reverse Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Split. The Reverse Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Company or its transfer agent. The Reverse Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of Common Stock resulting from the Reverse Split and held by a single record holder shall be aggregated.

THIRD: The foregoing amendment to the Certificate of Incorporation was duly approved by the Board.

FOURTH: Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Sections 228 and 242 of the DGCL.

FIFTH: This amendment to the Certificate of Incorporation shall be effective on and as of the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, Q2Earth, Inc. has caused this Certificate of Amendment to be executed by its Chairman and CEO as of [_____________________], 2020.

By:
Kevin Bolin
Chairman and CEO

26

Q2EARTH INC.
C/O TRANSFER ONLINE
512 SE SALMON STREET
PORTLAND, OR 97214

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 2/6/2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 2/6/2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000434471_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com

Q2EARTH INC.
Special Meeting of Stockholders
February 7, 2020 10:00 AM EST
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Kevin Bolin and Christopher Nelson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Q2EARTH INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM, EST on February 7, 2020, at 350 East Las Olas Blvd., Suite 1750, Fort Lauderdale, Florida 33301, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000434471_2 R1.0.1.18